EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Quarterly Report of AMMO, Inc. (the “ Company”) on Form 10-Q for the period ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Fred W. Wagenhals, Chief Executive Officer (Principal Executive Officer) of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report fully complies with the requirements of Section 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 12, 2021	By:	/s/ Fred W. Wagenhals
	Name:	Fred W. Wagenhals
	Title:	Chief Executive Officer (Principal Executive Officer)